Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350 as Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Bridgewater Bancshares, Inc. on Form 10-Q for the quarter ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joe Chybowski, Senior Vice President and Chief Financial Officer of Bridgewater Bancshares, Inc., certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Bridgewater Bancshares, Inc.

Date: May 10, 2018	By:	/s/ Joe Chybowski
	Name:	Joe Chybowski
	Title:	Senior Vice President and Chief Financial Officer